Subordinated Notes Offering OCTOBER 2020

FORWARD LOOKING STATEMENTS AND DISCLAIMER This document and any accompanying oral presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) concerning, among other items: projections of revenues, expenses, income or loss, earnings or loss per share, loan loss provisions, amount of nonperforming assets, net interest margin, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial and financial performance related items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our RISE2020 initiative; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," “preliminary,” "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the adverse effects of the COVID-19 pandemic virus on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement our RISE2020 initiative; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic virus and disease, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; impact of our participation in the Paycheck Protection Program; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); inflation, interest rate, securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and Form 10-Q for the latest fiscal quarter, and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this presentation. Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law. This document is not a prospectus or offering document for any securities. This document does not constitute or form part of any offer or invitation to sell or issue, or any solicitation of any offer to purchase or subscribe for, any securities of the Company, nor shall any part of it nor the fact of its dissemination form part of or be relied on in connection with any contract or investment decision relating thereto. This document is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers. This document does not contain all the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. The securities mentioned in this presentation have not been registered under the Securities Act of 1933, as amended, or any state securities law, and may not be offered or sold in the United States absent registration or an exemption from registration under applicable law. Such securities have not been approved or disapproved by the Securities and Exchange Commission, any state securities 2 2 commission or any regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or adequacy of this document.

TERMS OF PLANNED CAPITAL RAISE Issuer Central Pacific Financial Corp. (NYSE: CPF) Security Subordinated Notes due 2030 Amount $50 million Security Rating BBB- by Kroll Bond Rating Agency Issuance Type Regulation D Private Placement With Registration Rights Offering Structure Fixed-to-Floating Rate (Fixed during First Five Years) Term 10 Years No Call Period 5 Years Use of Proceeds General Corporate Purposes and Capital Flexibility Lead Placement Agent Co-Placement Agent 3 3

OVERVIEW OF PRESENTERS Paul Yonamine Catherine Ngo Chairman & CEO President • Over 40 years of executive • Over 27 years of banking management experience experience • As President of IBM Japan, led • Joined CPF/CPB in 2010 and the Company through the 2011 helped lead the Company Tohoku earthquake, tsunami and through its financial turnaround radiation after-effects following the Great Recession. • Led KPMG Consulting Asia Pacific through the SARS outbreak in 2002-2004 David Morimoto Anna Hu Executive Vice President Executive Vice President & & Chief Financial Officer Chief Credit Officer • Over 28 years of banking • Over 28 years of banking experience with CPF/CPB experience • Helped lead the Company • Extensive credit risk and lending through its financial experience, including the turnaround following the management of special credits at Great Recession CPB and another large local bank. 4 4

I. Company Overview 5 5

CORPORATE PROFILE Founded in 1954 by Japanese- American MARKET INFORMATION veterans of World War II NYSE TICKER CPF Over 65 years later, Central Assets $6.6B Pacific continues to work for our customers, shareholders, Market Cap $382 Mil employees and the community Share Price $13.57 Dividend Yield 6.8% HAWAII FRANCHISE • 31 Central Pacific Bank branches, all in the State of Hawaii • 4 branches consolidated in 2020 • 4th largest financial institution in Hawaii 6 6 Note: Assets as of June 30, 2020. Market cap, share price and dividend yield as of September 30, 2020.

RISE2020
THE CPB.BANK INNOVATION PROJECT

- Launched cpb.bank website in November 2019
- Launched new online and mobile banking platforms in August 2020
- Full ATM network upgrade progressing with 75% of new branch-based ATMs installed



DIGITAL BANKING
REVENUE ENHANCEMENTS
BRANCH TRANSFORMATION
OPERATIONAL EXCELLENCE

- Committed to best-in-class small business and cash management products, with new platform fully rolled out in July 2020
- Enhanced sales management with enterprise-wide tools and CRM system

- CPB Concept Branch for innovation and testing open since March 2020
- Revitalization project of Plaza Headquarters is 50% complete
- Revitalized headquarters branch will include co-working areas and community meeting space

- Outsourced residential mortgage loan servicing in August 2019
- End-to-end commercial loan origination system implemented in October 2019
- Other initiatives leveraging technology to enhance operational efficiency ongoing

CENTRAL PACIFIC FINANCIAL CORP

7

TARGET NICHE MARKET OPPORTUNITIES . SBA Lender of the Year Category II, 7 years in a row, with more SMALL loans originated than the 3 other large Hawaii banks combined BUSINESSES . Relationships with physician and dental organizations and CPB leads the Hawaii schools have been successful in growing market share Small Business market . CPB’s timely and successful support of local businesses with PPP lending brought many new business relationships and growth opportunities . Over 7,200 PPP loans originated; CPB was the #1 bank in the nation originating over 28% of the total State of Hawaii PPP loans, which represented the highest percentage in any State* JAPAN BUSINESS DEVELOPMENT . Agreements with Hokuyo Bank and TSUBASA Alliance of Japan for relationship development and two-way referral of business Relationships with significant Japanese banks . Japan Bank Advisors assist in identifying, developing and provides unique growing business opportunities between Hawaii and Japan opportunity * Source: SmartAsset published by Yahoo Finance. Based on the total count of PPP loans divided by 8 8 the total number of PPP loans originated by all lenders in the state.

RESILIENT HAWAII MARKET State of Hawaii STRENGTHS AND RECOVERY FACTORS Real Gross State Product (GSP) Tourism • While tourism drives ~20% of GSP, Other*, 24% Related, 23% government/defense and real estate makes up another ~45% of GSP Healthcare, • Construction and development in Hawaii 7% continues through the pandemic; including RE/Constructi on, 26% residential high-rise condominiums, airport Gov't/Military, improvements, military development, and the 20% Oahu rail project • Housing prices remained strong through past downturns and has held up during the COVID- 19 pandemic thus far * Other includes: finance, education, and professional & administrative services. 9 9

ATTRACTIVE POSITION IN HAWAII MARKET LARGE SMALL INSTITUTIONS INSTITUTIONS . First Hawaiian Bank . Territorial Savings . $23B total assets . $2B total assets . 58 branches . $6.6B total assets . 30 branches . 31 branches* . Bank of Hawaii . Hawaii National Bank . $20B total assets . $0.7B total assets . 66 branches Large enough to serve . 14 branches most Hawai'i customers. . American Savings . Finance Factors Bank Small enough to provide . $0.6B total assets . $8B total assets differentiated, customer- . 13 branches . 45 branches focused service. 10 10 Note: Peer Bank data as of June 30, 2020, source: S&P Global. * Central Pacific will have 31 branches following the consolidation of 4 branches in 2020.

BRANCH FOOTPRINT AND MARKET DEMOGRAPHICS CPF (32) Kauai Honolulu Maui 2020-2021 2021-2026 2021 2021-2026 6/30/2020 Market 2021 Population Projected Median Projected HH Deposits Share Total Change Pop. Change Household Income County Rank Branches ($000) (%) Population (%) (%) Income ($) Change (%) Honolulu 4 24 4,918,311 12.11 970,262 1.79 0.35 92,714 10.59 Hawaii Maui 4 4 487,835 11.41 168,747 8.99 2.81 91,177 14.40 Hawaii 4 2 258,592 6.81 203,378 9.89 3.06 66,302 11.69 Kauai 4 2 138,432 8.18 72,821 8.54 2.71 87,702 10.79 Totals 32 5,803,170 1,415,208 Weighted Average CPF Franchise 4.04 1.16 87,979 11.24 Aggregate Nationwide 330,946,040 7.19 2.91 67,761 9.01 11 11 Source: S&P Global Market Intelligence; deposit data as of June 30, 2020; CPF will have 31 branches following consolidation of 1 branch in Q4 2020

II. Financial Highlights 12 12

PRELIMINARY REVIEW OF THIRD QUARTER RESULTS Profitability: . 3Q 2020 diluted EPS expected to be in the range of $0.20 – $0.33, compared to $0.35 in 2Q 2020 . Q3 2020 provision for loan loss expense is expected to be between $12 million and $17 million, compared to $10.6 million in 2Q 2020 . 3Q2020 NIM expected to be in the range of 3.15-3.25% or 3.20-3.30% excluding PPP; 2Q 2020 NIM was 3.26% or 3.31% excluding PPP Asset Quality: . Q3 2020 net charge-offs are expected to be approximately $1.2 million compared to $2.9 million in Q2 2020 . ACL coverage ratio of 1.75%-1.85% excluding PPP at 9/30/20, compared to 1.50% at 6/30/20 . NPAs/Assets ratio expected to increase from 0.07% as of 6/30/2020 to ~0.30% as of 9/30/2020 . This increase is primarily driven by 2 commercial relationships totaling $15 million. CPF does not expect any significant loss on these loans. More details follow: • $7 million loans were sold on 10/1/2020 at a price of ~98 • $3 million in secured loans are expected to payoff in the 4Q 2020 when the collateral is sold • $5 million well secured loan with a 30% LTV 13 13

FINANCIAL HIGHLIGHTS – CECL PROVISION ESTIMATE FOR Q3 Q3 Loan Loss Provision Estimates . CPF is continuing to build loan loss reserves given the overall economic $8 Economic Forecast Impact climate $10 • Additional Q3 provision expense is $1 Loan Down Grades being largely driven by the economic $2 forecast impact $1 Chargeoffs & Impairments . CPF primarily utilizes Hawaii State $2 economic indicator forecasts provided by Moody’s $2 Other $3 $12 Total Provision $17 Low Range Estimate High Range Estimate 14 14

Organic Growth FINANCIAL HIGHLIGHTS - BALANCE SHEET PPP Loans Total Assets ($ in billions)Gross Loans ($ in billions) Total Deposits ($ in billions) $6.6 $0.5 $6.1 $6.0 $5.8 $5.8 $5.6 $6.1 $5.4 $5.1 $5.1 $5.0 $5.0 $4.9 $0.5 $4.6 $4.4 $4.5 $4.1 $4.5 $3.8 $3.5 2016 2017 2018 2019 1Q20 2Q20 2016 2017 2018 2019 1Q20 2Q20 2016 2017 2018 2019 1Q20 2Q20 3.90% 3.98% 4.09% 4.31% 4.16% 3.76% 0.12% 0.23% 0.39% 0.48% 0.36% 0.20% 1) Organic CAGRs exclude PPP originations Yield on Loans (%) Cost of Deposits (%) 15 15 Source: S&P Global Market Intelligence

FINANCIAL HIGHLIGHTS - PROFITABILITY ROAA ROATCE 1.05% 0.99% 12.6% 0.90% 11.4% 0.75% 9.6% 0.58% 8.4% 6.8% 2016 2017 2018 2019 YTD 2Q20 2016 2017 2018 2019 YTD 2Q20 Net Interest Margin Efficiency Ratio 3.35% 3.34% 3.28% 3.27% 66.2% 3.22% 64.2% 63.6% 62.7% 62.1% 2016 2017 2018 2019 YTD 2Q20 2016 2017 2018 2019 YTD 2Q20 16 16 Source: S&P Global Market Intelligence, Company Documents

FINANCIAL HIGHLIGHTS - CAPITAL RATIOS Holding Company Bank Level TCE/TA* Leverage Ratio Excludes PPP 9.5% 9.5% 9.5% 9.5% 9.5% 9.3% 9.4% 9.3% 9.3% 8.9% 8.7% 8.9% 9.3% 9.4% 9.4% 9.4% 8.7% 8.8% 8.8% 8.7% 8.8% 8.2% Well capitalized: 6.5% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Tier 1 Ratio Total RBC Ratio 13.9% 13.7% 13.6% 13.6% 12.7% 13.6% 12.5% 12.6% 12.6% 12.5% 13.5% 13.4% 12.4% 12.3% 12.3% 13.4% 12.1% 12.2% 13.3% 13.2% Well capitalized: 10.0% Well capitalized: 8.0% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 17 17 Source: S&P Global Market Intelligence

FINANCIAL HIGHLIGHTS - ASSET QUALITY NPAs / Assets¹ NCOs / Avg. Loans 0.17% 0.18% 0.15% 0.11% 0.06% 0.07% 0.05% 0.03% 0.03% 0.02% 2016 2017 2018 2019 2Q20 2016 2017 2018 2019 YTD 2Q20 Loan Loss Reserve / Gross Loans Texas Ratio (NPA + Loans 90PD / TCE + LLR) 4.81% Excludes PPP 1.59% 1.50% 1.32% 3.07% 1.17% 1.08% 1.35% 2.20% 1.96% 1.49% 2016 2017 2018 2019 2Q20 2016 2017 2018 2019 2Q20 1) Excludes accruing TDRs Source: S&P Global Market Intelligence 18 18

III. Pandemic Response 19 19

COVID-19 PANDEMIC RESPONSE REMOTE WORK Successful transition to work from home with 70% of all employees setup on VPN BRANCH ADJUSTMENTS Temporarily closed smaller footprint branches for increased social distancing Some branches have since re-opened, while three in-supermarket branches were consolidated into neighboring branches HEALTH SCREENINGS Online daily employee health screening using ‘AlohaSafe’ platform On-site employees and vendors temperature screened and face masks required 20 20

COVID-19 IMPACT ON CUSTOMER BEHAVIOR . COVID-19 accelerated the migration to digital banking . Strong momentum and ideal timing for the RISE2020 digital banking strategy new product launch in August 2020 21 21

PAYCHECK PROTECTION PROGRAM (“PPP”) Originated Over 7,200 loans Total funded Over $550 million Average loan size ~$76 thousand Total fee income $21 million • Significant funds deposited in CPB contributing to over $400MM growth in DDA balances in the second quarter of 2020 • New business relationships generated provide future opportunities • Developing PPP forgiveness portal to assist customers through the process • $389MM to existing customers (74%) and $137MM to new customers (26%) as 22 22 of 6/30/2020

PAYCHECK PROTECTION PROGRAM [PPP] Outstanding Balance as of 6/30/20 $ in Millions Other industries Foodservice $73 / 14% $77 / 15% Transportation & Warehousing $24 / 5% Manufacturing Healthcare $26 / 5% $75 / 14% $526MM Wholesale  10% Trade $26 / 5% Real Estate and  Rental & Leasing $28 / 5% Construction Retail Trade $72 / 14% $32 / 6% Administrative and  Waste Management Professional, Scientific, and  $34 / 6% Technical Services $59 / 11% Note Other Industries include: Other Services; Utilities; Finance and Insurance; Information; Educational Services 23 23 Represents balances net of deferred loan fees/costs

LOAN PORTFOLIO REVIEW - PANDEMIC IMPACT Timing Review performed during June 2020 All risk-rated Commercial & Industrial, Commercial Real Estate, and Scope Construction loans covering all industry exposures in the loan portfolio Review covered $1,665MM, or 37%, of the total loan portfolio, Penetration excluding PPP loans During 2Q20 Results  $7MM, or 0.1%, of the total outstanding balances, excluding PPP, were downgraded to Special Mention  $15MM, or 0.3%, of the total outstanding balances, excluding PPP, were downgraded to Substandard During 1Q20  $65MM, or 1.4%, of the total outstanding balances were downgraded to Special Mention  No loans were downgraded to Substandard Reviews will be conducted quarterly as current data is collected on Next Steps borrower’s performance 24 24

HIGH RISK INDUSTRIES Outstanding Balance as of 6/30/20 Criticized Outstanding % of as % of Balance Total Loans Total Loans $ Millions (Excl. PPP) (Excl. PPP) (Excl. PPP) C&I CRE PPP Healthcare$ 108 2.4% 0.1%$ 95 $ 13 $ 75 Retail Trade 71 1.6% 0.3% 49 22 32 Manufacturing 69 1.5% 0.3% 48 21 26 Foodservice 65 1.4% 0.2% 52 13 77 Accommodation 60 1.3% 0.4% 0 60 4 Wholesale Trade 39 0.9% 0.1% 31 8 26 Total$ 412 9.2% 1.4%$ 275 $ 137 $ 240 Loan Portfolio Details • Well established, locally owned and we believe operated by strong management • Most borrowers have access to capital with good liquidity • Long term relationships averaging 11 years • Granular with average outstanding loan amount of $179,000 • Criticized loan exposure of 1.4%; majority COVID-19 related • Total undrawn commitments of $140MM 25 25

LOAN PAYMENT DEFERRALS

$ Millions As of Sept. 23, 2020	On 1st Deferral		On 2nd Deferral		On 3rd Deferral		Total Active Deferrals		% of Asset Class[1]	Total back on Payment		Re-Deferral Rate[2]
	$	Count	$	Count	$	Count	$	Count		$	Count	
RESI MTG	30.3	74	71.0	146	-	-	101.3	220	5%	104.4	233	35%
CRE & CONST	88.0	40	12.9	3	-	-	100.9	43	8%	111.3	58	6%
COML & IND	27.7	98	56.1	493	0.1	5	83.9	596	16%	41.7	90	45%
CONS	10.9	659	50.5	2,982	1.4	62	62.8	3,703	12%	11.4	737	70%
TOTAL	156.9	871	190.5	3,624	1.5	67	348.9	4,562	8%	268.8	1,118	31%


Historical Trend of Total Loan Deferrals
In $ Millions
700
600
500
400
300
200
100
-
3/31/2020
4/30/2020
5/31/2020
6/30/2020
7/31/2020
8/31/2020
9/23/2020

- Loan deferrals continue to decline with 8% of the overall portfolio on deferral as of 9/23/2020
- Consumer and small business loans (reported in C&I) were automatically granted a 2nd deferral to support clients in need
- 3-month payment deferrals were predominately granted for all loan types, whereas other peer banks granted 6-month residential mortgage deferrals
- Of the Coml Mortgage/Construction and C&I loans on deferral, approximately 60% are expected to resume payment in 4Q 2020

1. Excludes PPP loans
2. Calculated as total balance on 2nd and 3rd deferral divided by the sum of total balance of active deferrals and total balance back on payment.

26

CENTRAL PACIFIC FINANCIAL CORP

IV. Loan Portfolio 27 27

TOTAL LOAN PORTFOLIO Total Loan Portfolio of $5,003MM Outstanding Balance as of 6/30/20 $ in Millions Loan Portfolio Highlights Commercial &  • Diversified Loan Portfolio Consumer  Industrial – 46% Commercial $527 / 11% $548 / 11% PPP – 54% Consumer CRE ‐ Investor $526 / 10% • Predominantly Hawaii $897 / 18% Focused Construction $103 / 2% – 89% Hawaii – 11% Mainland • 76% Real Estate Secured CRE ‐ Owner  (excluding PPP loan Occupied balances from total loan $233 / 5% portfolio balance) • Conservative Loan Portfolio Home Equity $511 / 10% Residential $1,658 / 33% 28 28

COMMERCIAL & INDUSTRIAL – INDUSTRY COMPOSITION Outstanding Balance as of 6/30/20 $ in Millions Loan Portfolio Details Healthcare • Many borrowers are essential $95 / 17% businesses • Well established, locally Other Industries owned and operated by $154 / 28% strong management • Borrowers have access to capital with good liquidity Foodservice $52 / 9% • Long term relationships $548MM averaging 12 years 11% • Granular with average outstanding loan amount of Wholesale Trade $150,000 $31 / 6% Transportation • Criticized loan exposure of & Warehousing 1.1%; majority COVID-19 $69 / 13% related Manufacturing • Total undrawn commitments $48 / 9% of $354MM Retail Trade Real Estate and  $49 / 9% Rental & Leasing Note $50 / 9% Other Industries include: Other Services; Professional, Scientific and Technical; Construction; Utilities; Finance and Insurance; 29 29 Information

COMMERCIAL REAL ESTATE – PROPERTY TYPE COMPOSITION Outstanding Balance as of 6/30/20 $ in Millions Other Loan Portfolio Details $25 / 10% • Well-collateralized with WA LTV of 66%1 Restaurant • 77% secured in Hawaii and $12 / 5% 23% in Mainland  HI WA LTV 67%1 Industrial $116 /50%  ML WA LTV 55%1 • Long term relationships averaging 14 years Owner Occupied Commercial &  • Average outstanding loan Office $233MM $56 /24% 5% amount of $1.2MM • Criticized loan exposure of 0.8%; majority COVID-19 related 1Based on LTV at origination. Retail    $24 / 11% 30 30

COMMERCIAL REAL ESTATE – PROPERTY TYPE COMPOSITION Outstanding Balance as of 6/30/20 $ in Millions Self Storage $25 / 3% All Other Loan Portfolio Details $23 / 3% Restaurant • Seasoned real estate $27 / 3% investors Hotel $59 / 6% • Well-collateralized with WA Multi‐Family 1 $303 / 34% LTV of 59% • 94% secured in Hawaii and 6% in Mainland/Guam Commercial &  1 Office  HI WA LTV 60% $100 / 11% Investor  ML/Guam WA LTV 54%1 $897MM • Long term relationships 18% averaging 11 years • Average outstanding loan amount of $2.5MM • Criticized loan exposure of 1.2%; majority is COVID-19 Retail    related $211 / 23% Industrial $149 / 17% 1Based on LTV at origination. 31 31

RESIDENTIAL MORTGAGE Outstanding Balance as of 6/30/20 $ in Millions Investor &  Second Home $319 / 19% Loan Portfolio Details • 100% in Hawaii; 90% on Oahu • 83% of loan balance are loans <$1.0MM • Average outstanding loan $1,658MM amount of $436,000 33% • WA LTV 61%1 • WA FICO 773 1Based on LTV at origination. Owner Occupied $1,339 / 81% 32 32

HOME EQUITY Outstanding Balance as of 6/30/20 $ in Millions Investor & Second Home $69 / 13% Loan Portfolio Details • 100% in Hawaii; 85% on Oahu • 52% of loan balance are lines/loans <$250 thousand • Average outstanding loan amount of $133,000 $511MM • 52% are 1st mortgages 10% • 21% are 2nd mortgages behind CPB 1st mortgage • WA CLTV 63%1 • WA FICO 788 • Total undrawn commitments of $528MM Owner Occupied 1Based on LTV at origination. $442 / 87% 33 33

CONSUMER Outstanding Balance as of 6/30/20 $ in Millions Loan Portfolio Details • Total Consumer Personal Auto $253 / 48%  HI 67%; WA FICO $274 / 52% 737  ML 33%; WA FICO $527MM 7591 11% • Auto  HI WA FICO 729  ML WA FICO 7501 • Personal Auto Personal  HI WA FICO 755 Mainland Private 1 $62 / 23% Hawaii  ML WA FICO 764 $212 / 77% Banking - HI $50 / 20% • Total undrawn commitments of $111MM $274MM $253MM 6% 5% 1Based on origination score. Mainland Hawaii $114 / 45% $89 / 35% 34 34

LOANS RATED SPECIAL MENTION Outstanding Balance as of 6/30/20 Loan Portfolio Details $ in Millions $116MM Special Mention Loans; Wholesale Trade 3% of Total Loan Portfolio (excl PPP) $2 / 2% Manufacturing Healthcare $2 / 2% Credit Risk Management $4 / 3% Approach Other Industries Real Estate and • Strong asset quality prior to $7 / 6% Rental & Leasing $59 / 51% COVID-19 Accommodation • After COVID-19, some weakening $10 / 8% • Additional monitoring of all risk rated loans and frequent high- touch of majority borrowers $116MM • Assessment for risk rating 3% Retail Trade migration based on: $15 / 13%  Management strength and actions taken  Business cash burn  Access to cash liquidity  Payment deferral Foodservices  Application of Federal support $17 / 15% programs 35 35

LOANS RATED SUBSTANDARD Outstanding Balance as of 6/30/20 $ in Millions Residential Mortgage Consumer Loan Portfolio Details $1 / 1% $5 / 10% $47MM Substandard Loans; Other Industries Manufacturing 1% of Total Loan Portfolio (excl PPP) $1 / 3% $12 / 25% Foodservice $1 / 3% Retail Trade $2 / 4% Healthcare $47MM $3 / 7% 1% Wholesale Trade $1 / 2% Note Other Industries include: Other Services; Professional, Scientific and Technical; Construction; Utilities; Finance and Insurance; Information; Administrative and Waste Management Real Estate and Rental & Leasing $21 / 45% 36 36

IV. Funding Base and Liquidity 37 37

ATTRACTIVE LOW-COST FUNDING Deposit Composition Highlights Total Deposit Composition of $5,795M • Strong deposit base with core as of 6/30/20 deposits of $5.0B, which represents ~86% of total deposits¹ Jumbo Time • ~50% of deposits are checking ($771M) accounts 13% Retail Time Non-Int. • ~32% of deposits are noninterest ($160M) Bearing bearing 3% ($1,851M) 32% • 0.20% cost of deposits for the quarter ended 6/30/20 • 86% total loan/deposit ratio • No brokered deposits outstanding Ample Liquidity • At 6/30/20, over $1.7 billion in available alternative sources of liquidity from the FHLB/FRB and $0.6 billion in unpledged securities Non-Time Int. Bearing ($3,013M) 52% 1. Core deposits calculated as total deposits less time deposits greater than $250,000 38 38 Source: S&P Global Market Intelligence

SECURITIES PORTFOLIO COMPOSITION Total Securities Portfolio of $1,169MM Portfolio Performance Notes as of 6/30/20 • 100% available-for-sale securities • Municipal, corporate, and non-agency NON AGY MBS positions are monitored and potential NON AGY $32MM GOVT risks are reported to management on CMBS 3% $36MM a quarterly basis. $134MM 3% MUNI 11% $141MM • Internal credit monitoring for these CORP 12% positions are supplemented with third- $30MM party credit reports. 3% • In August 2020, roughly $87MM of the non-agency CMBS position related to AGY retail exposure was exited to manage CMBS potential risk due to the ongoing $81MM pandemic. The remainder of the non- 7% agency portfolio largely consists of office space exposure, which we are comfortable retaining. • Municipal bond ratings: – A: 7%; AA: 89%; AAA: 4% • Corporate bond ratings: AGY MBS – BBB: 18%; A: 82% $715MM 61% • Portfolio tax-equivalent yield: 2.33% • Effective Duration: 2.74 years • Portfolio unrealized gains of $33MM 39 (~$24MM, net of tax) 39 Source: Company Documents

INTEREST RATE SENSITIVITY . CPF utilizes a transaction level model to evaluate interest rate risk with ALCO reviewing IRR results monthly . Regular stress/sensitivity testing is performed around key assumptions to better understand the bank’s risk profile . CPF has a slightly asset sensitive interest rate risk position Parallel Rate Shocks As of 6/30/2020 -100 bp Unchanged +100 bp +200 bp Net Interest Income (0.4%) 0.0% 4.4% 7.6% 40 40 Source: Company Documents

Appendix 41 41

INTEREST COVERAGE & DOUBLE LEVERAGE

- Assumes $50.0M gross offering, with net proceeds of $49.0M
- 90% of net proceeds, or $44.1M, will be immediately downstreamed to the bank
- 10% of net proceeds, or $4.9M, will be initially retained at the holding company

$ in thousands	For the Twelve Months Ended 12/31/2018	For the Twelve Months Ended 12/31/2019	Year-to-Date, 6/30/2020
Double Leverage			
Investment in Subsidiaries	$522,147	$566,007	$581,732
Consolidated Equity	491,725	528,520	544,306
Double Leverage Ratio	106.2%	107.1%	106.9%
Proposed Subordinated Debt Offering Downstreamed to Bank			$44,055
Pro Forma Bank-Level Equity Assuming 90% Downstreamed to Bank			$625,787
Pro Forma Double Leverage Ratio			115.0%
Interest Coverage			
Total Deposit Interest	$19,504	$23,944	$7,367
Other Borrowing Interest	5,792	8,365	2,308
Total Interest Expense	25,296	32,309	9,675
Pre-tax Income	78,220	77,927	24,031
Interest Coverage (including deposit expense)	4.09x	3.41x	3.48x
Interest Coverage (excluding deposit expense)	14.50x	10.32x	11.41x
New Holding Company Subordinated Debt Expense			$1,250
Pro Forma Interest Coverage (including deposit expense)			3.09x
Pro Forma Interest Coverage (excluding deposit expense)			7.40x

Note: All offering assumptions for illustrative purposes only

CENTRAL PACIFIC FINANCIAL CORP

42

PRO FORMA CAPITALIZATION • Assumes $50.0M gross offering, with net proceeds of $49.0M • 90% of net proceeds, or $44.1M, will be immediately downstreamed to the bank • 10% of net proceeds, or $4.9M, will be initially retained at the holding company Holding Company Capital Ratios Bank Level Capital Ratios Actual 6/30/2020 Actual 6/30/2020 14.64% Pro Forma Pro Forma 14.25% 13.58% 13.32% 13.15% 13.15% 12.48% 12.45% 12.22% 12.22% 11.39% 11.36% 9.36% 9.36% 8.93% 8.86% 8.75% 8.74% 8.21% 8.15% TCE / TA Leverage CET1 Ratio Tier 1 Ratio Total RBC TCE / TA Leverage CET1 Ratio Tier 1 Ratio Total RBC Ratio Ratio Ratio Ratio 43 43 Note: All offering assumptions for illustrative purposes only; assumes 20% risk-weighting on new assets

FINANCIAL HIGHLIGHTS

($ in millions)	QTD 2Q20	QTD 1Q20	2019	2018	2017	2016	2015	2014
			YEAR ENDED DECEMBER 31,					
Balance Sheet (period end data)								
Loans and leases	$5,003.0	$4,512.0	$4,449.5	$4,078.4	$3,770.6	$3,524.9	$3,211.5	$2,932.2
Total assets	6,633.0	6,108.5	6,012.7	5,807.0	5,623.7	5,384.2	5,131.3	4,853.0
Total deposits	5,794.7	5,136.1	5,120.0	4,946.5	4,956.4	4,608.2	4,433.4	4,110.3
Total shareholders' equity	544.3	533.8	528.5	491.7	500.0	504.7	494.6	568.0
Income Statement								
Net interest income	$49.3	$47.8	$184.1	$173.0	$167.7	$158.0	$149.5	$143.4
Provision (credit) for credit losses	10.6	9.3	6.3	(1.1)	(2.7)	(5.5)	(15.7)	(6.4)
Other operating income	10.7	8.9	41.8	38.8	36.5	42.3	34.8	41.2
Other operating expense	36.4	36.2	141.6	134.7	131.1 **	132.5 **	126.0 **	128.8 **
Income taxes (benefit)	3.0	2.8	19.6	18.8	34.6 *, **	26.3 **	28.1 **	21.8 **
Net income	9.9	8.3	58.3	59.5	41.2 *	47.0	45.9	40.4
Profitability								
Return on average assets	0.61%	0.55%	0.99%	1.05%	0.75% *	0.90%	0.92%	0.85%
Return on avg shareholders' equity	7.34%	6.21%	11.36%	12.22%	8.03% *	9.16%	8.91%	6.80%
Efficiency ratio	60.76%	63.90%	62.70%	63.59%	64.19% **	66.17% **	68.34% **	69.77% **
Net interest margin	3.26%	3.43%	3.35%	3.22%	3.28%	3.27%	3.30%	3.32%
Capital Adequacy (period end data)								
Leverage capital ratio	8.9%	9.5%	9.5%	9.9%	10.4%	10.6%	10.7%	12.0%
Total risk-based capital ratio	13.6%	13.4%	13.6%	14.7%	15.9%	15.5%	15.7%	18.2%
Asset Quality								
Net loan charge-offs/average loans (annualized)	0.24%	0.11%	0.15%	0.02%	0.11%	0.03%	(0.16%)	0.12%
Nonaccrual loans/total loans (period end)	0.09%	0.08%	0.03%	0.06%	0.07%	0.24%	0.44%	1.33%

* Results were negatively impacted by a one-time $7.4 M charge for the revaluation of our net DTA due to Tax Reform.
** Results have been restated for an accounting policy change for low-income housing tax credit partnerships from the cost method to the proportional amortization method

44

CENTRAL PACIFIC FINANCIAL CORP

Non-GAAP Financial Measures- Pre-Tax, Pre-Provision Earnings Three-Months Ended $ Millions % Change Jun. 30, Mar. 31, Jun. 30, 2020 2020 2019 QoQ YoY Net Interest Income$ 49.3 $ 47.8 $ 45.4 3% 9% Other Operating Income 10.7 8.9 10.1 20% 6% Total Revenue 60.0 56.7 55.5 6% 8% Other Operating Expense 36.4 36.2 36.1 1% 1% Pre-tax, Pre-provision Earnings 23.5 20.5 19.4 15% 21% GAAP Net Income 9.9 8.3 13.5 19% -27% We believe that pre-tax, pre-provision earnings, a non-GAAP financial measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations. 45 45 Note: Table may not foot due to rounding.

Non-GAAP Financial Measures- Excluding PPP Jun. 30, Jun. 30, 2020 PPP 2020 Actual Exclusions1 Adjusted Net Interest Income2 $ 49.4 $ (2.5) $ 46.9 Total Interest-Earnings Assets$ 6,073.4 $ (379.9) $ 5,693.5 Net Interest Margin3 3.26% 3.31% Tangible Common Equity4 $ 544.3 $ 544.3 Total Assets$ 6,633.0 $ (526.4) $ 6,106.6 Tangible Common Equity Ratio 8.21% 8.91% Tier 1 Capital$ 572.0 $ 572.0 Average Assets for Lev. Ratio$ 6,407.7 $ (344.5) $ 6,063.2 Leverage Capital Ratio 8.93% 9.43% 1. Net interest income excludes PPP interest income less an assumed funding cost of 0.25% and PPP net loan fee income; Total Interest- Earning Assets excludes average PPP loan balances during the quarter-ended 6/30/20; Total Assets excludes PPP loan balance at 6/30/20; Average Assets excludes average PPP loan balances less average PPPLF loan balances during the quarter ended 6/30/20. 2. Net interest income shown on a taxable equivalent basis. 3. Net interest margin calculation based on the day count interest accrual conventions at the interest-earning asset or interest-bearing liability level (i.e. 30/360, actual/actual) 46 46 4. Tangible Common Equity is equivalent to total shareholders’ equity as there are no intangibles.